Exhibit 10.2

EXECUTION VERSION

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of May 7, 2020 among MOHAWK INDUSTRIES, INC., a Delaware corporation (the “Company”), ALADDIN MANUFACTURING CORPORATION, a Delaware corporation (“Aladdin”), DAL-TILE DISTRIBUTION, INC., a Delaware corporation (“Dal-Tile”; Dal-Tile, together with the Company and Aladdin, the “Domestic Borrowers”), MOHAWK UNITED INTERNATIONAL B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oisterwijk, the Netherlands and its office at Beneluxstraat 1 (5061 KD) Oisterwijk, the Netherlands, and registered with the Trade Register of the Chambers of Commerce under number 17229715 (“Mohawk BV”), MOHAWK INTERNATIONAL HOLDINGS S.À. R.L., a company organized and existing under the laws of Luxembourg as a société à responsibilité limitée, having its registered address at 10B, Rue des Mérovingiens, L-8070 Bertrange, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B-110.608 (“Mohawk International”), UNILIN BV, a private limited liability company (besloten vennootschap), as successor-in-interest to UNILIN BVBA by operation of the Belgian Code for Companies and Associations, organized under the laws of Belgium, and having its statutory seat (statutaire zetel) at Ooigemstraat 3, 8710 Wielsbeke and registered with the Crossroads Bank for Enterprises under nr. 0405.414.072 RPR/RPM Ghent, Kortrijk division (“Unilin”), PREMIUM FLOORS AUSTRALIA PTY LIMITED, a proprietary company with limited liability incorporated under the laws of Australia registered under ACN 152 867 984 (“Premium Australia”; Premium Australia, together with Mohawk BV, Mohawk International and Unilin, the “Foreign Borrowers”; the Foreign Borrowers, together with the Domestic Borrowers, each, a “Borrower” and collectively, the “Borrowers”), each Lender party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Designated Borrowers party thereto, the Lenders party thereto, and Wells Fargo Bank, National Association, as the Administrative Agent, the Swing Line Lender and a L/C Issuer, entered into that certain Second Amended and Restated Credit Agreement, dated as of October 18, 2019 (as amended, restated, amended and restated, supplemented, extended, replaced or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Credit Agreement be amended as set forth below, subject to the terms and conditions specified in this Amendment; and

WHEREAS, the parties hereto are willing to amend the Credit Agreement, subject to the terms and conditions specified in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement.

(a) Clause (a) of the definition of “Applicable Cash Balance” in Section 1.01 of the Credit Agreement is amended to read as follows:

(a) (i) for any such date occurring during any Covenant Relief Measurement Period, $500,000,000, and (ii) for any such other date, $300,000,000, and

(b) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended as follows: (i) the language prior to the first clause (a) thereof is amended to read “means, subject to the final sentence of this definition, from time to time, the following percentages per annum, based upon”; and (ii) the following sentence is added immediately following the last sentence thereof to read as follows:

Notwithstanding anything to the contrary set forth in this definition, on any date during a Leverage Trigger Period, to the extent the Rating Level on such date is Rating Level I, Rating Level II, Rating Level III or Rating Level IV, the Applicable Rate on such date shall be the following percentages per annum: (x) with respect to Eurocurrency Rate Loans and Letter of Credit Fees, 1.625%, (y) with respect to Base Rate Loans, 0.625%, and (z) with respect to the commitment fees payable pursuant to Section 2.09(a), 0.175%; provided, that, it is understood and agreed that (1) if on any date during a Leverage Trigger Period the Rating Level on such date is Rating Level V, Pricing Level 5 shall apply on such date, and (2) upon the end of any Leverage Trigger Period, the Applicable Rate shall be based upon the Consolidated Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b) or the Rating Level, whichever results in more favorable pricing to the Borrowers, and otherwise determined in accordance with this definition without regard to this sentence.

(c) The proviso to the definition of “Benchmark Replacement” in Section 1.01 of the Credit Agreement is amended to read as follows:

provided, that, (A) at any time during the Covenant Relief Period, if any Benchmark Replacement as so determined would be less than 0.75%, such Benchmark Replacement will be deemed to be 0.75% for the purposes of this Agreement, and (B) at any other time not specified in clause (A) above, if any Benchmark Replacement as so determined would be less than zero, such Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

(d) The proviso to clause (a)(v) of the definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is amended to read as follows:

provided, that, the aggregate amount permitted to be added to Consolidated Net Income pursuant to this clause (a)(v)(B) for any period shall not exceed (1) for any period that is a Covenant Relief Measurement Period, $120,000,000 for such period, and (2) for any period not specified in the immediately preceding clause (1), seven and one half percent (7.5%) of Consolidated EBITDA as calculated by this definition (but without adding back any amounts pursuant to this clause (a)(v)(B)) for such period,

(e) The last sentence of the definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is amended to read as follows:

Notwithstanding anything to the contrary contained in this Agreement, (x) at any time during the Covenant Relief Period, in no event shall the Eurocurrency Rate be less than 0.75%, and (y) at any other time not specified in clause (y) above, in no event shall the Eurocurrency Rate be less than zero.

(f) The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is amended to read as follows:

“Loan Documents” means this Agreement, each Designated Borrower Request and Assumption Agreement, each Note, the Guaranties, each Committed Loan Notice, each Issuer Document, each Fee Letter, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.03 or 2.16 of this Agreement, and the Second Amendment Fee Letter; provided, that, the Second Amendment Fee Letter shall not constitute a Loan Document for purposes of Section 10.01.

(g) Section 1.01 of the Credit Agreement is amended to add the following defined terms in the appropriate alphabetical order:

“Covenant Relief End Date” means the first (1st) date occurring on or after the Covenant Relief Financial Deliveries Date on which the Administrative Agent shall have received a Compliance Certificate demonstrating that (a) the Consolidated Net Leverage Ratio, as of the last day of the period of four consecutive fiscal quarters of the Company most recently ended on or prior to such date, was not greater than 3.75 to 1.00, and (b) the Company was in compliance with Section 7.12 as of the last day of the period of four consecutive fiscal quarters of the Company most recently ended on or prior to such date.

“Covenant Relief Financial Deliveries Date” means the date upon which the Company shall have delivered to the Administrative Agent (a) the financial statements required by Section 6.01(a) for the fiscal year of the Company ended December 31, 2021, and (b) the Compliance Certificate required by Section 6.02(b) in connection with the delivery of the financial statements referenced in clause (a) above.

“Covenant Relief Period” means the period commencing on June 28, 2020 and ending on the Covenant Relief End Date. For the avoidance of doubt, pursuant to Section 7.12(b), for any fiscal quarter of the Company ending after December 31, 2021, the Company shall not permit the Consolidated Net Leverage Ratio as of the end of any such fiscal quarter to be greater than 3.75 to 1.00, except to the extent contemplated by the Leverage Increase Period in Section 7.12(b).

“Covenant Relief Measurement Period” means each of (a) the period of four consecutive fiscal quarters of the Company ending September 26, 2020, (b) the period of four consecutive fiscal quarters of the Company ending December 31, 2020, (c) the period of four consecutive fiscal quarters of the Company ending April 3, 2021, (d) the period of four consecutive fiscal quarters of the Company ending July 3, 2021, (e) the period of four consecutive fiscal quarters of the Company ending October 2, 2021, and (f) the period of four consecutive fiscal quarters of the Company ending December 31, 2021.

“Leverage Trigger Event” means, on any date during the Covenant Relief Period, the delivery by the Company of a Compliance Certificate pursuant to Section 6.02(b) demonstrating that the Consolidated Net Leverage Ratio, as of the last day of the period of four consecutive fiscal quarters of the Company most recently ended on or prior to such date, was greater than 3.75 to 1.00 (it being understood and agreed that if, during the Covenant Relief Period, the Company fails to deliver a Compliance Certificate when due in accordance with Section 6.02(b), a “Leverage Trigger Event” shall be deemed to have occurred as of the date such Compliance Certificate was required to have been delivered, if the Administrative Agent determines that the Consolidated Net Leverage Ratio, as of the last day of the period of four consecutive fiscal quarters of the Company most recently ended on or prior to such date, was greater than 3.75 to 1.00).

“Leverage Trigger Event End Date” means, with respect to any Leverage Trigger Event, the first (1st) date occurring after such Leverage Trigger Event on which the Administrative Agent shall have received a Compliance Certificate demonstrating that (a) the Consolidated Net Leverage Ratio, as of the last day of the period of four consecutive fiscal quarters of the Company most recently ended on or prior to such date, was not greater than 3.75 to 1.00, and (b) the Company was in compliance with Section 7.12 as of the last day of the period of four consecutive fiscal quarters of the Company most recently ended on or prior to such date.

“Leverage Trigger Period” means, with respect to any Leverage Trigger Event, the period commencing upon the occurrence of such Leverage Trigger Event and ending on the Leverage Trigger Event End Date with respect to such Leverage Trigger Event.

“Second Amendment Effective Date” means May 6, 2020.

“Second Amendment Fee Letter” means that certain fee letter agreement dated the Second Amendment Effective Date among the Company, the Administrative Agent and Wells Fargo Securities, LLC.

“Share Repurchase” means any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interest of the Company, or on account of any return of capital to the Company’s stockholders, partners or members (or the equivalent Person thereof).

(h) Section 2.09(b) of the Credit Agreement is amended to add a new clause (iii) thereto immediately following clause (ii) to read as follows:

(iii) The Company shall pay to the Administrative Agent, in Dollars, fees in the amounts, for the account of the Persons, and at the times, specified in the Second Amendment Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(i) Section 7.06 of the Credit Agreement is amended as follows: (i) the “.” at the end of Section 7.06(e) is amended to be a “;”; and (ii) the following proviso is added immediately following Section 7.06(e) to read as follows:

provided, that, notwithstanding anything to the contrary set forth in this Section 7.06, during any Leverage Trigger Period, the Company shall not, nor shall it permit any Restricted Subsidiary to, declare of make, directly or indirectly, any Share Repurchase (except to the extent permitted pursuant to Section 7.06(c) or Section 7.06(e)).

(j) Section 7.12(b) of the Credit Agreement is amended to read as follows:

(b) Consolidated Net Leverage Ratio. Permit the Consolidated Net Leverage Ratio as of the end of any fiscal quarter of the Company to be greater than (i) 3.75 to 1.00, for any fiscal quarter ending during the period from January 1, 2020 to and including June 27, 2020, (ii) 4.75 to 1.00, for any fiscal quarter ending during the period from June 28, 2020 to and including December 31, 2021, and (iii) 3.75 to 1.00, for any fiscal quarter ending thereafter; provided, that, from and after the occurrence of the Covenant Relief End Date, upon the occurrence of a Qualified Acquisition after such date, for each of the four (4) consecutive fiscal quarters of the Company (commencing with the fiscal quarter of the Company during which such Qualified Acquisition is consummated) (such period of increase, a “Leverage Increase Period”), the ratio set forth in clause (iii) above may, upon receipt by the Administrative Agent of a Qualified Acquisition Notice, be increased to 4.00 to 1.00; provided, further, that, (A) the Company may, upon receipt by the Administrative Agent of written notice from a Responsible Officer of the Company, terminate any Leverage Increase Period prior to the completion of any such Leverage Increase Period (such termination to be effective immediately upon receipt by the Administrative Agent of such written notice), (B) for at least one (1) fiscal quarter of the Company ending immediately following each Leverage Increase Period, the Consolidated Net Leverage Ratio as of the end of such fiscal quarter shall not be greater than 3.75 to 1.00 prior to giving effect to another Leverage Increase Period, and (C) each Leverage Increase Period shall apply only with respect to the calculation of the Consolidated Net Leverage Ratio for purposes of determining compliance with this Section 7.12(b).

2. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a) receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Required Lenders, and the Administrative Agent;

(b) receipt by the Administrative Agent of evidence that an amendment to the Existing Term Loan Credit Agreement, in form and substance reasonably satisfactory to the Administrative Agent, is effective (or will be effective simultaneously with the effectiveness of this Amendment); and

(c) any fees and expenses required to be paid on or before the date of this Amendment under the Second Amendment Fee Letter (as defined in the Credit Agreement (as amended by this Amendment)) or under any Loan Document shall have been paid.

3. Miscellaneous.

(a) The Loan Documents and the obligations of the Loan Parties thereunder are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment is a Loan Document.

(b) Each Borrower represents and warrants that: (i) such Borrower has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment; (ii) the execution, delivery and performance by such Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (A) contravene the terms of such Borrower’s Organization Documents, (B) conflict with or result in any breach or contravention of (1) any material Contractual Obligation to which such Borrower is a party or affecting such Borrower or the properties of such Borrower or any of its Restricted Subsidiaries, or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject, (C) result in the creation of any Lien under any material Contractual Obligation to which such Borrower is a party or affecting such Borrower or the properties of such Borrower or any of its Restricted Subsidiaries, except for Liens permitted under the Credit Agreement, or (D) violate any Law; (iii) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental

Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Borrower of this Amendment; (iv) this Amendment has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms; provided, that, the enforceability of this Amendment is subject in each case to general principles of equity and to bankruptcy, insolvency (including administration) and similar Laws affecting the enforcement of creditors’ rights generally; and (v) after giving effect to this Amendment, (A) the representations and warranties of the Borrowers contained in Article V of the Credit Agreement (as amended by this Amendment) or in any other Loan Document, or in any document furnished at any time under or in connection therewith, shall be true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) on and as of the date of this Amendment (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date) and except that for purposes of this Section 3(b)(v)(A), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) of the Credit Agreement, and (B) no Default shall exist.

(c) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imagine means shall be effective as delivery of a manually executed counterpart of this Amendment.

(d) If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(f) The terms of Sections 10.14 and 10.15 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:	MOHAWK INDUSTRIES, INC.

	By:	/s/ Shailesh Bettadapur
	Name:	Shailesh Bettadapur
	Title:	Vice President and Treasurer

ALADDIN MANUFACTURING CORPORATION

	By:	/s/ Shailesh Bettadapur
	Name:	Shailesh Bettadapur
	Title:	Authorized Representative

DAL-TILE DISTRIBUTION, INC.

	By:	/s/ Shailesh Bettadapur
	Name:	Shailesh Bettadapur
	Title:	Authorized Representative

MOHAWK UNITED INTERNATIONAL B.V.

	By:	/s/ Shailesh Bettadapur
	Name:	Shailesh Bettadapur
	Title:	Authorized Representative

MOHAWK INTERNATIONAL HOLDINGS S.À. R.L.

	By:	/s/ Michael Kiefer
	Name:	Michael Kiefer
	Title:	Category A Manager

	By:	/s/ John Kleynhans
	Name:	John Kleynhans
	Title:	Category B Manager

UNILIN BV

	By:	/s/ Shailesh Bettadapur
	Name:	Shailesh Bettadapur
	Title:	Authorized Representative

MOHAWK INDUSTRIES, INC.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Executed by Premium Floors Australia Pty Limited in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Shailesh Bettadapur Signature of director

Shailesh Bettadapur Full name of director

MOHAWK INDUSTRIES, INC.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

	By:	/s/ Kay Reedy
	Name:	Kay Reedy
	Title:	Managing Director

MOHAWK INDUSTRIES, INC.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Kay Reedy
	Name:	Kay Reedy
	Title:	Managing Director

MOHAWK INDUSTRIES, INC.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Stephen J. D’Elia
Name:	Stephen J. D’Elia
Title:	Vice President

MOHAWK INDUSTRIES, INC.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By:
Name:
Title:

MOHAWK INDUSTRIES, INC.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jonathan Bennett
Name:	Jonathan Bennett
Title:	Executive Director

MOHAWK INDUSTRIES, INC.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MIZUHO BANK, LTD., as a Lender

By:
Name:
Title:

MOHAWK INDUSTRIES, INC.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MUFG BANK, LTD., as a Lender

By:
Name:
Title:

MOHAWK INDUSTRIES, INC.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

MOHAWK INDUSTRIES, INC.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

TRUIST BANK, as a Lender

By:	/s/ Max N Greer III
Name:	Max N Greer III
Title:	Senior Vice President

MOHAWK INDUSTRIES, INC.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sean P. Walters
Name:	Sean P. Walters
Title:	Vice President

MOHAWK INDUSTRIES, INC.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BNP PARIBAS, as a Lender

By:	/s/ Monica Tilani
Name:	Monica Tilani
Title:	Vice President

By:	/s/ Kirk Hoffman
Name:	Kirk Hoffman
Title:	Managing Director

MOHAWK INDUSTRIES, INC.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

UNICREDIT BANK AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

MOHAWK INDUSTRIES, INC.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

MOHAWK INDUSTRIES, INC.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

KBC BANK N.V., NEW YORK BRANCH, as a Lender

By:	/s/ Deborah Carlson
Name:	Deborah Carlson
Title:	Director

By:	/s/ Francis Payne
Name:	Francis Payne
Title:	Managing Director

MOHAWK INDUSTRIES, INC.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

MOHAWK INDUSTRIES, INC.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT